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eastern

Insurance Holdings

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FBR 2007 Investor Conference November 27, 2007 NASDAQ: EIHI Exhibit 99.1

Eastern Insurance Holdings, Inc. November 27, 2007

Introductions
Bruce Eckert, Chief Executive Officer –
Eastern Insurance Holdings, Inc.
Kevin Shook, Treasurer and Chief
Financial Officer – Eastern Insurance
Holdings, Inc.

Eastern Insurance Holdings, Inc. November 27, 2007

Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of pricing, coverage or other factors; developments in the financial or capital markets;
the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of reinsurance or failure of our reinsurers to pay claims timely; changes in our relationships with the agencies and agents that distribute our products; and a decline in our financial ratings. The foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the “Forward-Looking Statements” and “Risk
Factors” sections of Eastern Insurance Holdings, Inc.’s  Form 10-K for the year ended
December 31, 2006, which is on file with the SEC.

Eastern Insurance Holdings, Inc. November 27, 2007 3 Bruce Eckert Chief Executive Officer

Eastern Insurance Holdings, Inc. November 27, 2007

Overview of Eastern Insurance
Holdings, Inc.
Headquartered in Lancaster, Pennsylvania
NASDAQ listing – EIHI
Formed as a result of “reverse demutualization”
transaction in June 2006
Core products are workers’ compensation insurance,
group benefits, and specialty reinsurance
Distribution through independent agents
As of September 30, 2007, total assets of $393.2
million and shareholders’ equity of $172.1 million
For nine months ended September 30, 2007, $108.2
million in premiums earned and net income of $11.0
million
Insurance subsidiaries rated “A-” (Excellent) by A.M.
Best

Eastern Insurance Holdings, Inc. November 27, 2007

Summary Organizational
Structure
Eastern Insurance Holdings, Inc.
(Registrant)
Eastern Life & Health Insurance Company
100% owned
Eastern Holding Company Ltd.
100% owned
Eastern Alliance Insurance Group
100% owned
Eastern Re Ltd., S.P.C.
100% owned
Segregated Portfolio Cells

Eastern Insurance Holdings, Inc. November 27, 2007

Experienced Leadership
Name Age Positions
Bruce M. Eckert 63 Chief Executive Officer and Director
Michael L. Boguski 44 President and Chief Operating Officer
Kevin M. Shook 38 Treasurer and Chief Financial Officer
Robert A. Gilpin 39 Senior Vice President of Marketing
Suzanne M. Emmet 46 Senior Vice President of Claims
Lawrence W. Bitner 59 President of Americana Program Underwriters
Paul R. Burke 45 Co-founder of Northaven Management, Inc.
Ronald L. King 63 Business consultant and Chairman Emeritus of Specialty Products & Insulation Co.
Robert M. McAlaine 70 Chairman of EIHI.  Chairman of Educators Mutual Life
Scott C. Penwell 54 Shareholder in the law firm of Stevens & Lee P.C.
John O. Shirk 63 Partner in the law firm of Barley Snyder LLC.  Director of Fulton Financial Corporation
W. Lloyd Snyder III 63 President of Snyder and Company.  Chairman of Huff Paper Co.
Richard Stevens III 75 Founder and owner of rs3associates.  Director of KNBT Bancorp, Inc.
Charles H. Vetterlein, Jr. 47 President of Plymouth Meeting office of Hilb, Rogal and Hobbs
James L. Zech 50 Co-founder and President of High Ridge Capital.  Partner of Northaven Management

Eastern Insurance Holdings, Inc. November 27, 2007

EIHI’s Business Segments
Workers’ compensation insurance
Group benefits insurance
Specialty reinsurance
Segregated portfolio cell reinsurance
Third party administration and corporate

Eastern Insurance Holdings, Inc. November 27, 2007

Workers’ Compensation
Insurance Overview
Individual account underwriting strategy
Focused on selecting/retaining high quality accounts
Diverse risk classification
Financial underwriting
Strong relationships with agency partners (average premium
per agency = $1.9 million)
Proactive risk management (loss control) services
Aggressive claims handling philosophy
Return-to-work strategies are part of corporate culture
Medical cost containment
Broad product spectrum including guaranteed cost,
policyholder dividend policies, large deductible,
retrospectively rated and alternative markets
Direct written premium of $86.0 million for the year ended
December 31, 2006 and $78.4 million for the nine months
ended September 30, 2007

Eastern Insurance Holdings, Inc. November 27, 2007

Group Benefits Insurance
Overview
Provider of dental (56%), short-term disability
(17%), long-term disability (11%) and term life
(16%)
Products are primarily marketed in mid-
Atlantic and Southeastern states with a focus
on smaller, non-metropolitan markets
Direct written premium of $35.9 million for the
year ended December 31, 2006 and $28.6
million for the nine months ended September
30, 2007

Eastern Insurance Holdings, Inc. November 27, 2007

Segregated Portfolio Cell
Reinsurance Overview
Services to employers who self-insure their workers’
compensation exposure
Generates fee revenue for EIHI segments – 2006 fee
revenue of $4.0 million
Utilizes same underwriting, claims and loss control
expertise as primary workers’ compensation business
13 programs in total including:
2 in run-off
2 new in 2007
Unfunded liabilities secured by letters of credit – current
letter of credit inventory >$38.0 million
Assumed premium of $27.2 million for the year ended
December 31, 2006 and $23.0 million for the nine months
ended September 30, 2007

Eastern Insurance Holdings, Inc. November 27, 2007

Specialty Reinsurance Overview
Cayman Island reinsurer – Eastern Re Ltd., SPC
A.M. Best Company financial rating of “A-”
(Excellent)
First SPC ever rated by A.M. Best Company
Participant in quota share reinsurance treaty with a
large primary insurer:
EnviroGuard
EIA Liability
Primarily marketed and distributed by Americana
Program Underwriters
Direct assumed premium for the year ended
December 31, 2006 of $16.3 million and $10.1
million for the nine months ended September 30,
2007

Eastern Insurance Holdings, Inc. November 27, 2007

Corporate/Third Party
Administration Overview
Claims administration and risk
management services
29 self insured clients
TPA revenue of $3.0 million for the year
ended December 31, 2006 and $2.7
million for the nine months ended
September 30, 2007

Eastern Insurance Holdings, Inc. November 27, 2007

Direct Written Premium
Distribution
(in thousands) March
3 Months % of Total
June
6 Months % of Total
September
9 Months % of Total
Workers’ compensation (excluding alternative markets) $  21,202 46.0% $  35,641 45.3% $   55,433 47.3%
Alternative markets (SPC) 12,458 27.0% 17,240 21.9% 22,958 19.6%
Group benefits insurance 9,302 20.2% 18,870 24.0% 28,607 24.4%
Specialty reinsurance 3,105 6.8% 6,870 8.8% 10,133 8.7%
Total $  46,067 100.0% $  78,621 100.0% $ 117,131 100.0%
Group benefits insurance:
Dental $   5,160 56.2% $  10,536 55.8% $  16,097 56.3%
STD 1,637 17.4% 3,306 17.5% 4,967 17.4%
LTD 1,017 10.7% 2,044 10.8% 3,054 10.7%
Life 1,488 15.7% 2,984 15.9% 4,489 15.6%
$   9,302 100.0% $  18,870 100.0% $  28,607 100.0%

Eastern Insurance Holdings, Inc. November 27, 2007

Pennsylvania Workers’ Compensation
Market Share (Top 20)
Source: 2007 Best’s State/Line (P/C Lines) – P/C, US, Contains date compiled as of June 2, 2007.
2006 Gross
Written
Premium
Five Year
Average
Loss Ratio
Three Year
Average
Loss Ratio
1. American International Group $ 209,546 80.28% 82.47%
2. Liberty Mutual Insurance Company 206,786 70.49% 72.05%
3. Erie Insurance Group 146,556 73.94% 67.58%
4. Zurich Financial Services 135,894 77.78% 76.02%
5. PMA Capital Insurance Group 131,794 69.30% 67.83%
6. Hartford Insurance Group 115,052 75.19% 82.17%
7. Travelers Insurance Companies 104,337 93.89% 97.89%
8. Old Republic General Insurance 97,857 82.08% 83.38%
9. Eastern Alliance Insurance Group 83,273 54.02% 48.09%
10. Selective Insurance Group 67,349 79.43% 82.48%
11. Penn National Insurance 60,717 65.27% 58.33%
12. Lackawanna Insurance Group 59,318 64.69% 59.40%
13. Cincinnati Insurance Companies 53,797 75.38% 75.44%
14. Argonaut Group 47,026 62.48% 58.55%
15. Companion Property and Casualty 43,881 50.12% 50.30%
16. Chubb Group of Insurance Companies 43,804 56.47% 54.88%
17. ACE INA Group 43,369 60.65% 56.37%
18. W. R. Berkley Group 36,870 66.71% 68.94%
19. Harleysville Insurance 36,701 97.92% 75.73%
20. Highmark Casualty Insurance Company 35,951 64.51% 62.30%

Eastern Insurance Holdings, Inc. November 27, 2007 15 Kevin Shook Treasurer and Chief Financial Officer

Eastern Insurance Holdings, Inc. November 27, 2007

Financial Model
Underwriting profit
Underwriting, risk management and claims
philosophy
Low expense ratio
Solid investment results
Strong balance sheet
Active capital management
M&A opportunities
Geographic expansion
Stock repurchases

Eastern Insurance Holdings, Inc. November 27, 2007

Recent EIHI Quarterly Results
$  11,026 $      (346) $   (2,999) $     (337) $   3,157 $         - $  11,551 Net income (loss) – 9 months
(September)
$     1.02 $     (0.03) $     (0.28) $    (0.03) $     0.29 $    0.00 $     1.07 Diluted earnings per share – 9 months
(September)
(in thousands, except per share
data) Workers’
Compensation
Segregated
Portfolio Cell
Reinsurance
Group
Benefits
Reinsurance
Specialty
Reinsurance
Corporate /
TPA
Purchase
Accounting Total
Net income (loss) – 3 months
(September)
$   4,879 $         - $    1,230 $  (1,490) $    (1,058) $            - $   3,561
Diluted earnings per share – 3 months
(September)
$    0.46 $    0.00 $     0.12 $   (0.14) $     (0.10) $       0.00 $    0.34
Net income (loss) – 3 months
(June)
$  3,670 $         - $      931 $      660 $      (968) $          21 $  4,314
Diluted earnings per share – 3 months
(June)
$    0.34 $    0.00 $    0.09 $    0.06 $    (0.09) $    (0.00) $    0.40
Net income (loss) – 3 months
(March)
$  3,002 $         - $     996 $     493 $     (973) $     (367) $  3,151
Diluted earnings per share – 3 months
(March)
$    0.27 $    0.00 $    0.09 $    0.05 $    (0.09) $    (0.03) $    0.29

Eastern Insurance Holdings, Inc. November 27, 2007

EIHI Key Indicators –
September 30, 2007
(in thousands, except per share data)
September
3 Months
September
9 Months
Net income $  3,561 $  11,026
Basic earnings per share $    0.35 $      1.06
Diluted earnings per share $    0.34 $      1.02
Consolidated loss and LAE ratio 62.6% 60.8%
Consolidated expense ratio 32.1% 32.1%
Consolidated policyholder dividend ratio 0.3% 0.4%
Consolidated combined ratio 95.0% 93.3%
Annualized return on average equity 8.2% 8.5%

Eastern Insurance Holdings, Inc. November 27, 2007

Combined Ratio Comparison
9 Months
September 30, 2007
3 Months
September 30, 2007
3 Months
June 30, 2007
3 Months
March 31, 2007
Workers’ compensation:
Loss ratio 49.2% 40.5% 52.4% 56.8%
Expense ratio 20.7% 22.2% 18.3% 22.3%
Dividend ratio 0.8% 0.6% 1.1% 0.8%
Combined ratio 70.7% 63.6% 71.8% 79.9%
Group benefits:
Loss ratio 66.6% 68.1% 67.0% 64.5%
Expense ratio 30.6% 28.5% 31.9% 31.3%
Combined ratio 97.2% 96.6% 98.9% 95.8%
Specialty reinsurance:
Loss ratio 95.7% 148.2% 58.0% 75.0%
Expense ratio 31.6% 33.6% 32.4% 28.2%
Combined ratio 127.3% 181.8% 90.4% 103.2%

Eastern Insurance Holdings, Inc. November 27, 2007

EIHI Investment Portfolio
Distribution
As of September 30, 2007
Fixed Income
70.5%
Cash and Cash
Equivalents
14.0%
Equity Securities
6.7%
Convertible Bonds
5.1%
Other Invested Assets
3.7%
Total Cash and Invested Assets:  $295.9 million

Eastern Insurance Holdings, Inc. November 27, 2007

Loss Reserves – Workers’
Compensation
(in thousands) 9-30-07 6-30-07 3-31-07 12-31-06
Case reserves $ 19,758 $  18,695 $  19,326 $  18,057
IBNR 27,120 27,468 25,642 25,910
Discount (2,376) (2,292) (1,964) (2,183)
Subtotal 44,502 43,871 43,004 41,784
Purchase accounting 1,078 1,215 1,457 1,669
Total $ 45,580 $  45,086 $  44,461 $  43,483
Open lost time claims 571 574 558 495
IBNR to case 1.37 1.47 1.33 1.43

Eastern Insurance Holdings, Inc. November 27, 2007

Net Open Lost Time Claims
(1)
–
Workers’ Compensation
(1)
Net of reinsured claims.
Accident
Year
December 31,
2006
October 31,
2007
%
Closed
1998     0     0 0.0%
1999     1     1 0.0%
2000     0     0 0.0%
2001     1     0 100.0%
2002     8     6 25.0%
2003   18   10 44.4%
2004   51   30 41.2%
2005   88   47 46.6%
2006 328 169 48.5%
495 263 46.9%

Eastern Insurance Holdings, Inc. November 27, 2007

Loss Reserves – Group Benefits
9-30-07 6-30-07 3-31-07 12-31-06
Case / tabular reserves $  12,586 $  12,623 $  13,008 $13,397
IBNR 4,428 4,375 4,138 4,143
Total $  17,014 $  16,998 $17,146 $17,540

Eastern Insurance Holdings, Inc. November 27, 2007

Loss Reserves – Specialty
Reinsurance
(in thousands) 9-30-07 6-30-07 3-31-07 12-31-06
Case $  11,132 $    8,476 $    8,996 $    8,985
IBNR 13,286 13,276 10,819 10,523
Subtotal 24,418 21,752 19,815 19,508
Purchase accounting (62) (71) (84) (97)
Total $  24,356 $  21,681 $  19,731 $  19,411
IBNR to case 1.19 1.57 1.20 1.17

Eastern Insurance Holdings, Inc. November 27, 2007

Capital Position
(in thousands)
Forecasted
2007
NPW
Target
NPW / Surplus
Implied Capital
Requirement
Workers’ compensation insurance $    58,304 1.0x $      58,304
Group benefits insurance 36,264 2.0x 18,132
Specialty reinsurance 16,250 1.0x 16,250
Total require capital $      92,686
Goodwill and other 11,946
Total allocated capital $    104,632
Total shareholders’ equity – September 30, 2007 172,024
Total unallocated capital $      67,392